Supplement dated February 12, 2003 to the Prospectus dated May 1, 2001 for
                  Park Avenue Variable Universal Life (97-VUL)
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The following supplemental information should be read in conjunction with the
Prospectus dated May 1, 2001 for the Variable Universal Life Insurance Policy issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account M and marketed under the name "Park Avenue Variable Universal Life". Please retain this Supplement with your Policy prospectus for your reference.

Effective beginning March 31, 2003, the benefit available to you under the heading "Exchanging A Policy (Fixed-Benefit Insurance During the First 24 Months)" on page 61 of the prospectus shall be amended. As of March 31, 2003, you may exchange your Park Avenue VUL policy for a level premium, fixed-benefit whole life policy issued by us or one of our affiliates until the later of the insured's attained age 70 or the second policy anniversary. All other provisions of this benefit and this prospectus shall remain unchanged.


      This benefit may not be available in all states. Please contact your registered representative for more information.

  This Supplement should be retained with the Prospectus for future reference